ASSIGNMENT OF INTEREST IN TECHNOLOGY
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TO:      ASTRIS ENERGI INC. (THE "COMPANY")

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      The  undersigned  acknowledges  that the Company has  developed and is the owner of various technology including (i) the ASTRIS ALKALINE FUEL CELL SYSTEMS technology (inclusive of the technology of ASTRIS ALKALINE FUEL CELL ELECTRODES and STACKS), as embodied in certain products including without limitation the LABCELLTM LC50 and LC200, and POWERSTACKTM MC250 products, in ASTRIS FUEL CELL GENERATORS models E1 through E8, (ii) the TL5 Testload device for testing fuel cells, (iii) the TLIF interface module for connecting fuel cells together, and
(iv)TESTMASTER   software,   including   all   related   know-how,   procedures,
discoveries, designs, models, trade secrets, improvements and ideas, research, patterns, processes and formulae, patents and patent disclosures, reports,
drawings,   specifications,   and  blueprints,  whether  or  not  patentable  or
copyrightable   (the   foregoing   being   collectively   referred   to  as  the
"Technology").

      The undersigned further acknowledges that all such Technology and the benefits thereof are the sole and absolute property of the Company and its successors and assigns, and that all original works of authorship which are or were made by the undersigned (solely or jointly with others) within the scope of my employment with and/or my consulting to the Company and which are protectable by copyright are to be considered "works made in the course of employment" for the purposes of the Copyright Act (Canada).

      In consideration of the contractual arrangement between myself and the Company and the payment to me of compensation by the Company, I hereby (i) waive in whole any and all moral rights that I may have in the Technology as an author of such Technology under the Copyright Act (Canada) as amended (or any successor legislation of similar effect) or similar legislation in any applicable jurisdiction, or at common law, and (ii) irrevocably transfer and assign to the Company, or its designate, all right, title, benefit and interest in and to the Technology that (a) relates to the business of the Company or any other person or entity with which the Company is doing business or is considering doing business with, or any of the products or services being developed or sold by the Company or any other person or entity, (b) result from the provision of services to the Company by me, or (c) result from the use by me of the premises, facilities or personal property (whether tangible or intangible) owned, leased or contracted for by the Company.

Dated as of the 31 day of July, 2005.

                                      )
/s/      Francesca D'Souza            )     /s/      Jiri Nor
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Witness signature                     )     signature
                                      )
         Francesca D'Souza                           Jiri Nor, President
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name (please print)                   )     name and title (please print)
                                                     Macnor Corp.
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                                            company (please print)